                                                                 Exhibit (g)(vi)


                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                        Effective Date
----                                                        --------------
Schwab International Index Fund - Investor Shares           July 21, 1993

Schwab International Index Fund - Select Shares             April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                 April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly             September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                   September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                       February 28, 1996

Schwab S&P 500 Fund - e.Shares                              February 28, 1996

Schwab S&P 500 Fund - Select Shares                         April 30, 1997

Schwab Core Equity Fund (formerly known as                  May 21, 1996
Schwab Analytics Fund)

Laudus International MarketMasters Fund -                   September 2, 1996
Investor Shares (formerly known as Schwab
International MarketMasters Fund - Investor
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource
Portfolios-International)

Laudus International MarketMasters Fund - Select            April 1, 2004
Shares (formerly known as Schwab International
MarketMasters Fund - Select Shares, Schwab
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund - Investor Shares            October 13, 1996
(formerly known as Schwab U.S. MarketMasters
Fund - Investor Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares              June 1, 2004
(formerly

known as Schwab U.S. MarketMasters
Fund - Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor               October 13, 1996
Shares (formerly known as Schwab Balanced
MarketMasters Fund - Investor Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund - Select                 June 1, 2004
Shares (formerly known as Schwab Balanced
MarketMasters Fund - Select Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund - Investor              August 3, 1997
Shares (formerly known as Schwab Small-Cap
MarketMasters Fund - Investor Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund - Select                June 1, 2004
Shares (formerly known as Schwab Small-Cap
MarketMasters Fund - Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio                     April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund                    October 28, 1998
(formerly known as Institutional Select S&P 500
Fund)

Schwab Institutional Select Large-Cap Value                 October 28, 1998
Index Fund (formerly known as Institutional
Select Large-Cap Value Index Fund)

Schwab Institutional Select Small-Cap Value                 October 28, 1998
Index Fund (formerly known as Institutional
Select Small-Cap Value Index Fund)

Schwab Total Stock Market Index Fund - Investor             April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select               April 15, 1999
Shares

Schwab Financial Services Fund (formerly known              May 15, 2000
as Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as                  May 15, 2000
Health Care Focus Fund)

Schwab Technology Fund (formerly known as                   May 15, 2000
Technology Focus Fund)

Schwab Hedged Equity Fund - Investor Shares                 August 6, 2002

Schwab Hedged Equity Fund - Select Shares                   August 26, 2003

Schwab Small-Cap Equity Fund - Investor Shares              May 19, 2003

Schwab Small-Cap Equity Fund - Select Shares                May 19, 2003

Schwab Dividend Equity Fund - Investor Shares               September 23, 2003

Schwab Dividend Equity Fund - Select Shares                 September 23, 2003

Schwab Premier Equity Fund - Investor Shares                November 16, 2004

Schwab Premier Equity Fund - Select Shares                  November 16, 2004


                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                        Fred Potts,
                                        Senior Vice President


Dated as of February 12, 2005

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                            Fee
----                                            ---
Schwab International Index Fund -               Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab International Index Fund -               Five one-hundredths of one percent (0.05%)
Select Shares                                   of the class' average daily net assets

Schwab Small-Cap Index Fund -                   Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Small-Cap Index Fund -                   Five one-hundredths of one percent (0.05%)
Select Shares                                   of the class' average daily net assets

Schwab MarketTrack Growth Portfolio             Twenty one-hundredths of one percent (0.20%)
(formerly known as Schwab Asset                 of the Fund's average daily net assets
Director - High Growth Fund)

Schwab MarketTrack Balanced                     Twenty one-hundredths of one percent (0.20%)
Portfolio (formerly known as Schwab             of the Fund's average daily net assets
Asset Director - Balanced Growth
Fund)

Schwab MarketTrack Conservative                 Twenty one-hundredths of one percent (0.20%)
Portfolio (formerly known as Schwab             of the Fund's average daily net assets
Asset Director - Conservative
Growth Fund)

Schwab S&P 500 Fund  - Investor                 Twenty one-hundredths of one percent (0.20%)
Shares                                          of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares                  Five one-hundredths of one percent (0.05%)
                                                of the class' average daily net assets

Schwab S&P 500 Fund  - Select Shares            Five one-hundredths of one percent (0.05%)
                                                of the class' average daily net assets

Schwab Core Equity Fund (formerly               Twenty one-hundredths of one percent (0.20%)
known as Schwab Analytics Fund)                 of the Fund's average daily net assets.

Laudus International MarketMasters              Twenty one-hundredths of one percent (0.20%)
Fund                                            of the

Fund                                            Fee
----                                            ---
- Investor Shares (formerly                     Fund's average daily net assets.
known as Schwab International
MarketMasters Fund - Investor
Shares, MarketManager International
Portfolio and Schwab OneSource
Portfolios - International)

Laudus International MarketMasters              Fifteen one-hundredths of one percent
Fund - Select Shares (formerly                  (0.15%) of the Fund's average daily net
known as Schwab International                   assets
MarketMasters Fund - Select Shares,
MarketManager International
Portfolio and Schwab OneSource
Portfolios - International)

Laudus U.S. MarketMasters Fund -                Twenty one-hundredths of one percent (0.20%)
Investor Shares (formerly known as              of the Fund's average daily net assets
Schwab U.S. MarketMasters Fund -
Investor Shares, Schwab
MarketManager Growth Portfolio and
Schwab OneSource Portfolios -
Growth Allocation)

Laudus U.S. MarketMasters Fund -                Fifteen one-hundredths of one percent
Select Shares (formerly known as                (0.15%) of the Fund's average daily net
Schwab U.S. MarketMasters Fund -                assets
Select Shares, Schwab MarketManager
Growth Portfolio and Schwab
OneSource Portfolios - Growth
Allocation)

Laudus Balanced MarketMasters Fund              Twenty one-hundredths of one percent (0.20%)
- Investor Shares (formerly known               of the Fund's average daily net assets
as Schwab Balanced MarketMasters
Fund - Investor Shares, Schwab
MarketManager Balanced Portfolio
and Schwab OneSource Portfolios -
Balanced Allocation)

Laudus Balanced MarketMasters Fund              Fifteen one-hundredths of one percent
- Select Shares (formerly known as              (0.15%) of the Fund's average daily net
Schwab Balanced MarketMasters Fund              assets
- Select Shares, Schwab
MarketManager Balanced Portfolio
and Schwab OneSource Portfolios -
Balanced Allocation)

Laudus Small-Cap MarketMasters Fund             Twenty one-hundredths of one percent (0.20%)
- Investor Shares (formerly known               of the Fund's average daily net assets
as Schwab Small-Cap MarketMasters
Fund - Investor Shares, Schwab
MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios -
Small Company)

Laudus Small-Cap MarketMasters Fund -           Fifteen one-hundredths of one percent
                                                (0.15%) of the

Fund                                            Fee
----                                            ---
Select Shares (formerly known as                Fund's average daily net assets
Schwab Small-Cap MarketMasters Fund
- Select Shares, Schwab
MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios -
Small Company)

Schwab Market Track All Equity                  Twenty one-hundredths of one percent (0.20%)
Portfolio (formerly known as Schwab             of the Fund's average daily net assets
Asset Director - Aggressive Growth
Fund)

Schwab Institutional Select S&P 500             Five one-hundredths of one percent (0.05%)
Fund (formerly known as                         of the Fund's average daily net assets
Institutional Select S&P 500 Fund)

Schwab Institutional Select                     Five one-hundredths of one percent (0.05%)
Large-Cap Value Index Fund                      of the Fund's average daily net assets
(formerly known as Institutional
Select Large-Cap Value Index Fund)

Schwab Institutional Select                     Five one-hundredths of one percent (0.05%)
Small-Cap Index Fund (formerly                  of the Fund's average daily net assets
known as Institutional Select
Small-Cap Index Fund)

Schwab Total Stock Market Index                 Twenty one-hundredths of one percent (0.20%)
Fund - Investor Shares                          of the Fund's average daily net assets

Schwab Total Stock Market Index                 Five one-hundredths of one percent (0.05%)
Fund - Select Shares                            of the Fund's average daily net assets

Schwab Financial Services Fund                  Twenty one-hundredths of one percent (0.20%)
(formerly known as Financial                    of the Fund's average daily net assets
Services Focus Fund)

Schwab Health Care Fund (formerly               Twenty one-hundredths of one percent (0.20%)
known as Health Care Focus Fund)                of the Fund's average daily net assets

Schwab Technology Fund (formerly                Twenty one-hundredths of one percent (0.20%)
known as Technology Focus Fund)                 of the Fund's average daily net assets

Schwab Hedged Equity Fund -                     Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Hedged Equity Fund - Select              Five one-hundredths of one percent (0.05%)
Shares                                          of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -                  Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -                  Five one-hundredths of one percent (0.05%)
Select Shares                                   of the Fund's average daily net assets

Fund                                            Fee
----                                            ---
Schwab Dividend Equity Fund  -                  Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Dividend Equity Fund -                   Five one-hundredths of one percent (0.05%)
Select Shares                                   of the Fund's average daily net assets

Schwab Premier Equity Fund  -                   Twenty one-hundredths of one percent (0.20%)
Investor Shares                                 of the Fund's average daily net assets

Schwab Premier Equity Fund  -                   Five one-hundredths of one percent (0.05%)
Select Shares                                   of the Fund's average daily net assets


The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                        Fred Potts,
                                        Senior Vice President


Dated as of February 12, 2005